                                                                October 7, 1997

Dear Shareholder:

We are pleased to provide this annual report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the year ended August 31, 1997.

This has been an eventful year for the Fund. Net assets at the end of the year were a record $587 million. That compares to net assets of $427 million one year ago and $519 million six months ago. The average seven day yield ranged from a low of 4.60% to a high of 5.03% and as of the date of this letter was 5.00%. HLGF's yield this past year has consistently been above the average yield of money market funds which invest only in U.S. government and agency securities. Distributions of $.048529 were paid, equivalent to a 4.85% yield; those shareholders reinvesting income received a compound annual yield of 4.96%.

This has been an interesting year for financial markets generally. The Dow Jones Industrial Average (DJIA) closed above 4000 for the first time in 1995. In the two years since then, the DJIA has surpassed the 8000 level, reaching a record closing high of 8299 on August 7, 1997. Other widely quoted, broader indices such as the NASDAQ Composite Index and the S & P 500 Stock Index have also reached record levels in 1997. Bond markets have also been active but the short term market has been less affected by the activity in other markets.

Short term interest rates have been relatively stable. The spread between the Fund's high and low yields ranged only 1/2 of 1%. The Federal Reserve (the "Fed") raised the Federal Funds rate by 1/4 of 1% to 5.50% in March while the discount rate has remained unchanged. Actions by the Fed have a great impact on financial markets and the issue of when and what action it will take is widely debated. The Fed has sought to control inflation through monetary policy and has been successful. Many believe there will be no further Fed action this year.

Long term interest rates as evidenced by the yield on the 30 year Treasury bond have fluctuated more than short term rates. Any economic report hinting at an increase in inflation causes the yield on longer issues to rise. The yield on the 30 year Treasury hit a yearly low of 6.29% in July only to rise to 6.67% during August after several reports suggested increased economic activity in July. This volatility creates significant price fluctuation in long bonds.

Because the U.S. government is the largest borrower in the capital markets, there is no scarcity of its debt instruments. Consequently, rates it has to pay are constantly under pressure and thus government bonds provide returns which are only slightly less than those available in less liquid and less safe money market instruments. Federal agency paper rates key off direct government rates. Thus we are able to provide both high quality and high yield to our shareholders. As shown on the enclosed Schedule of Investments, at August 31, 1997, HLGF was 100% invested in short term discount notes issued by the Federal Farm Credit Banks and the Federal Home Loan Banks. The Fund's expense ratio, shown in the Financial Highlights, was only .57% for the year, the lowest expense ratio we have ever had. The Fund's greater asset size and longevity and experience of Fund management has contributed to these lower expenses.

We expect that the distributions paid for the calendar year 1997 will be 100% exempt from state income tax in all states. This will be the third consecutive year that dividends paid by the Fund will be 100% exempt from state income tax. You will receive information verifying the percentage with your 1997 form 1099-Div. For the first time this year, your dividend information for HLGF will be included on your Hilliard Lyons form 1099-Div. You will not receive a separate form from the Fund. As it has in past years, the Fund, in order to comply with requirements of the Tax Reform Act of 1986, will pay all December 1997 dividends on December 31st rather than on the regular dividend date of the 15th of the month. This change is for the month of December ONLY.


/s/ DONALD F. KOHLER        /s/ JOSEPH C. CURRY, JR.     /s/ DIANNA P. WENGLER
DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997

  PRINCIPAL                             PURCHASE MATURITY
   AMOUNT                                YIELD     DATE      VALUE
 -----------                            -------- -------- -----------
              U.S. GOVERNMENT AGENCY
             OBLIGATIONS -- 100.2%
 $ 5,990,000 Federal Home Loan Bank      5.346%  09/02/97 $ 5,989,123
  10,000,000 Federal Home Loan Bank      5.606   09/02/97   9,998,485
   8,000,000 Federal Home Loan Bank      5.622   09/03/97   7,997,569
   4,000,000 Federal Home Loan Bank      5.634   09/03/97   3,998,782
  11,000,000 Federal Farm Credit Bank    5.473   09/04/97  10,995,077
  13,000,000 Federal Home Loan Bank      5.621   09/05/97  12,992,099
  10,000,000 Federal Farm Credit Bank    5.483   09/08/97   9,989,539
   6,000,000 Federal Farm Credit Bank    5.461   09/09/97   5,992,853
   5,000,000 Federal Farm Credit Bank    5.592   09/09/97   4,993,956
   6,000,000 Federal Home Loan Bank      5.623   09/10/97   5,991,795
   5,000,000 Federal Farm Credit Bank    5.578   09/11/97   4,992,458
   5,000,000 Federal Home Loan Bank      5.579   09/12/97   4,991,704
   7,550,000 Federal Farm Credit Bank    5.559   09/15/97   7,534,086
   7,000,000 Federal Farm Credit Bank    5.504   09/16/97   6,984,250
  13,000,000 Federal Home Loan Bank      5.571   09/17/97  12,968,685
   9,000,000 Federal Farm Credit Bank    5.567   09/18/97   8,976,965
  11,000,000 Federal Home Loan Bank      5.460   09/19/97  10,970,630
  13,000,000 Federal Farm Credit Bank    5.568   09/22/97  12,958,898
  11,000,000 Federal Farm Credit Bank    5.509   09/23/97  10,963,700
   4,450,000 Federal Home Loan Bank      5.567   09/24/97   4,434,591
   5,000,000 Federal Farm Credit Bank    5.540   09/25/97   4,982,033
   9,000,000 Federal Home Loan Bank      5.559   09/26/97   8,966,188
  12,000,000 Federal Farm Credit Bank    5.578   09/29/97  11,949,413
  10,000,000 Federal Farm Credit Bank    5.501   09/30/97   9,956,500
   8,000,000 Federal Home Loan Bank      5.582   10/01/97   7,963,800
  10,000,000 Federal Home Loan Bank      5.527   10/03/97   9,952,178
  11,000,000 Federal Home Loan Bank      5.502   10/06/97  10,942,678
   6,000,000 Federal Home Loan Bank      5.508   10/08/97   5,966,947
   9,000,000 Federal Home Loan Bank      5.493   10/09/97   8,949,175
   6,000,000 Federal Home Loan Bank      5.499   10/10/97   5,965,225
   6,000,000 Federal Farm Credit Bank    5.481   10/14/97   5,961,658
   9,000,000 Federal Home Loan Bank      5.508   10/15/97   8,941,040
  16,000,000 Federal Home Loan Bank      5.469   10/16/97  15,893,400
  15,000,000 Federal Home Loan Bank      5.496   10/17/97  14,897,458
   4,000,000 Federal Home Loan Bank      5.493   10/20/97   3,970,872
  10,000,000 Federal Home Loan Bank      5.495   10/21/97   9,925,417
  15,000,000 Federal Farm Credit Bank    5.489   10/22/97  14,886,525
   6,000,000 Federal Farm Credit Bank    5.523   10/23/97   5,953,287

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 1997

  PRINCIPAL                             PURCHASE MATURITY
   AMOUNT                                YIELD     DATE      VALUE
 -----------                            -------- -------- ------------
 $ 6,170,000 Federal Farm Credit Bank    5.489%  10/24/97  $ 6,121,494
   4,000,000 Federal Home Loan Bank      5.569   10/24/97    3,968,200
  11,000,000 Federal Home Loan Bank      5.513   10/27/97   10,908,113
  13,000,000 Federal Farm Credit Bank    5.507   10/28/97   12,889,262
  16,000,000 Federal Home Loan Bank      5.530   10/29/97   15,861,316
  12,000,000 Federal Home Loan Bank      5.521   10/30/97   11,894,193
  10,000,000 Federal Home Loan Bank      5.530   10/31/97    9,910,333
  10,000,000 Federal Farm Credit Bank    5.532   11/03/97    9,905,500
  10,000,000 Federal Home Loan Bank      5.508   11/05/97    9,903,222
   7,690,000 Federal Home Loan Bank      5.530   11/05/97    7,615,300
   5,000,000 Federal Farm Credit Bank    5.635   11/07/97    4,949,285
  10,000,000 Federal Home Loan Bank      5.501   11/10/97    9,896,361
  10,000,000 Federal Home Loan Bank      5.540   11/12/97    9,892,200
  13,000,000 Federal Home Loan Bank      5.511   11/13/97   12,859,232
   4,000,000 Federal Home Loan Bank      5.537   11/14/97    3,955,682
   7,000,000 Federal Home Loan Bank      5.572   11/14/97    6,922,012
   7,800,000 Federal Home Loan Bank      5.555   11/17/97    7,710,411
   9,000,000 Federal Home Loan Bank      5.520   11/18/97    8,895,285
  10,000,000 Federal Home Loan Bank      5.520   11/19/97    9,882,158
   5,000,000 Federal Home Loan Bank      5.540   11/20/97    4,940,111
  11,000,000 Federal Home Loan Bank      5.521   11/21/97   10,867,093
  10,000,000 Federal Home Loan Bank      5.572   11/26/97    9,870,522
   4,000,000 Federal Home Loan Bank      5.540   12/03/97    3,944,717
  10,000,000 Federal Home Loan Bank      5.532   12/03/97    9,861,533
  10,000,000 Federal Home Loan Bank      5.519   12/04/97    9,860,567
  10,000,000 Federal Farm Credit Bank    5.546   12/08/97    9,853,817
  10,000,000 Federal Home Loan Bank      5.608   01/02/98    9,816,183
  10,000,000 Federal Home Loan Bank      5.618   01/05/98    9,811,350
   5,000,000 Federal Home Loan Bank      5.585   01/09/98    4,902,861
                                                          ------------
             TOTAL U. S. GOVERNMENT AGENCY
             OBLIGATIONS (amortized cost --
             $588,407,352)                                 588,407,352
                                                          ------------
             TOTAL INVESTMENTS (100.2%) (cost --
             $588,407,352*)                               $588,407,352
                                                          ============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1997

ASSETS
 Investments in money market instruments, at value:
 United States Government Agency Obligations, at value (amortized cost--$588,407,352).............................................  $588,407,352
                                                                    ------------
   Total Investments..............................................   588,407,352
 Cash.............................................................       147,519
 Prepaid expenses.................................................         3,517
                                                                    ------------
   TOTAL ASSETS...................................................   588,558,388
LIABILITIES
 Dividends payable................................................     1,276,010
 Due to J. J. B. Hilliard, W. L. Lyons, Inc. -- Note B............       176,700
 Miscellaneous accrued expenses...................................        25,835
                                                                    ------------
   TOTAL LIABILITIES..............................................     1,478,545
                                                                    ------------
 NET ASSETS (equivalent to $1.00 per share; 800,000,000 shares authorized and 587,079,843 shares issued and outstanding)--Note
  C...............................................................  $587,079,843
                                                                    ============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                AUGUST 31, 1997

INVESTMENT INCOME
 Interest income..................................................  $ 27,276,344
EXPENSES
 Investment Advisory fee--Note B..................................     1,880,981
 Transfer agent fees..............................................       712,000
 Custodian fees...................................................        99,160
 Printing and other expenses......................................        48,648
 Filing fees......................................................        45,690
 Insurance expense................................................        36,193
 Legal and audit fees.............................................        33,093
 Directors' fees..................................................        11,003
                                                                    ------------
  Total expenses..................................................     2,866,768
                                                                    ------------
  Net investment income...........................................    24,409,576
                                                                    ------------
  Net increase in net assets resulting from operations............  $ 24,409,576
                                                                    ============

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 FOR THE YEAR ENDED AUGUST 31,
                                                      1997            1996
                                                 --------------  --------------
INCREASE IN NET ASSETS:
 FROM OPERATIONS
 Net investment income.......................... $   24,409,576  $   19,948,761
                                                 --------------  --------------
  Net increase in net assets resulting from
   operations...................................     24,409,576      19,948,761
 Dividends to shareholders ($.048529 and
  $.048527 per share, respectively)............. (   24,409,576) (   19,948,761)
                                                 --------------  --------------
 Undistributed net investment income............              0               0
                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C................................    159,585,459      91,717,907
NET ASSETS
 Beginning of year..............................    427,494,384     335,776,477
                                                 --------------  --------------
 End of year.................................... $  587,079,843  $  427,494,384
                                                 ==============  ==============

                              FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                      FOR THE YEAR ENDED AUGUST 31,
                                 1997      1996      1995      1994      1993
                               --------  --------  --------  --------  --------
Net asset value, Beginning of
 Year........................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Net Investment income........       .05       .05       .05       .03       .03
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................       .05       .05       .05       .03       .03
Less Distributions:
 Dividend Distributions......  (    .05) (    .05) (    .05) (    .03) (    .03)
                               --------  --------  --------  --------  --------
Total Distributions..........  (    .05) (    .05) (    .05) (    .03) (    .03)
                               --------  --------  --------  --------  --------
Net asset value, End of Year.  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Number of shares outstanding
 (000's omitted).............   587,080   427,494   335,776   210,652   221,050
Total Investment Return......      4.96%     4.96%     5.04%     2.85%     2.54%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, End of Year
  (000's omitted)............  $587,080  $427,494  $335,776  $210,652  $221,050
 Operating expenses to
  average net assets.........       .57%      .61%      .72%      .75%      .71%
 Net investment income to
  average net assets.........      4.86%     4.84%     4.97%     2.80%     2.51%


                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund employs the amortized cost method of security val-uation for U.S. Government securities which, in the opinion of the Board of Di-rectors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.
The Fund values repurchase agreements at cost and accrues interest into inter-est receivable. Normally, repurchase agreements are not subject to trading. Re-purchase agreements are fully collateralized by U.S. Treasury and U.S. Govern-ment Agency obligations valued at bid prices plus accrued interest. U.S. Trea-sury and U.S. Government Agency obligations pledged as collateral for repur-chase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceed-ings.

FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of fed-eral income tax liability.

DIVIDENDS TO SHAREHOLDERS: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.
The Fund's net investment income for dividend purposes includes accrued inter-est and accretion of original issue and market discounts earned and amortiza-tion of premiums, plus or minus any net realized gain or loss on portfolio se-curities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.
The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Advis-er"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY AGREEMENT

On October 1, 1996, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises in-vestment operations of the Fund and the composition of its portfolio, and fur-nishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net as-sets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 1997.
No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $2,000, a fee of $500 for each Board of Directors or commit-tee meeting attended, and all expenses the Directors incur in attending meet-ings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 1997, there were 800,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $581,209,045. Transactions in Fund shares at $1.00 per share were as follows:

                                               FOR THE YEAR ENDED AUGUST 31,
                                                    1997            1996
                                               --------------  --------------
Shares sold                                     1,740,443,413   1,341,481,777
Shares issued to shareholders in reinvestment
 of dividends                                      23,618,228      19,471,857
                                               --------------  --------------
                                                1,764,061,641   1,360,953,634
Less shares repurchased                        (1,604,476,182) (1,269,235,727)
                                               --------------  --------------
 Net increase in capital shares                   159,585,459      91,717,907
                                               ==============  ==============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Hilliard-Lyons Government Fund, Inc., including the schedule of investments, as of August 31, 1997 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard-Lyons Government Fund, Inc. at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
Louisville, Kentucky
September 12, 1997

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       INVESTMENT ADVISER AND DISTRIBUTOR

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          CUSTODIAN AND TRANSFER AGENT

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                             400 West Market Street
                           Louisville, Kentucky 40202

                                 LEGAL COUNSEL

                           Brown, Todd & Heyburn PLLC
                             3200 Providian Center
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS
                              Joseph C. Curry, Jr.
                              J. Henning Hilliard
                                Donald F. Kohler
                                Samuel G. Miller
                               Gilbert L. Pamplin
                                Dillman A. Rash
                                J. Robert Shine

                                    OFFICERS
                          Donald F. Kohler - Chairman

                        Joseph C. Curry, Jr. - President

                Dianna P. Wengler - Vice President and Treasurer

                                 HILLIARD-LYONS
                             GOVERNMENT FUND, INC.
                                 ANNUAL REPORT
                                AUGUST 31, 1997







                      [HILLIARD-LYONS LOGO APPEARS HERE]